SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 15, 2002


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States                 333-32591                    58-1897792
-------------                 ---------                    ----------
(State or other             (Commission                   (IRS Employer
jurisdiction                  File No.)                Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                          30144
---------------------------------------------                          -----
(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5                     Other Events.
                           -------------
                           The Certificateholders Statement for the month of December 2002 was distributed to the Series 1997-2 Certificateholders on January 15, 2002.



Item 7(c).                 Exhibits.
                           ---------

                           The following is filed as an exhibit to this report under Exhibit 99:

99.1 Series 1997-2 Certificateholders Statement for the month of December 2002.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FNANB CREDIT CARD
                                                MASTER TRUST


                                                By:      FIRST NORTH AMERICAN
                                                         NATIONAL BANK, as
                                                         Servicer




                                                By:      /s/Philip J. Dunn
                                                         -----------------
                                                         Philip J. Dunn
                                                         Vice President





Date:  January 15, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549










                                    EXHIBITS
                                       TO
                                    FORM 8-K


                             FNANB CARD MASTER TRUST

                                INDEX TO EXHIBITS




Exhibit
Number                                  Exhibit

99.1 Series 1997-2 Certificateholders Statement for the month of December 2002.